Federated Investors
World-Class Investment Manager

Federated Bond Fund

A Portfolio of Federated Investment Series Funds, Inc.

14TH ANNUAL REPORT

October 31, 2000

Established 1987

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Bond Fund

President's Message

Dear Valued Shareholder:

Federated Bond Fund was created in 1987, and I am pleased to present its 14th Annual Report. As of October 31, 2000, this $894.2 million fund held approximately 200 corporate bonds across 45 industry groups, and over 34% of these issues were rated A or better. The fund has served investors desiring generous monthly income for 14 years.

This annual report covers the 12-month reporting period from November 1, 1999 through October 31, 2000. It begins with an interview with the fund's portfolio manager, Joseph Balestrino, Senior Vice President of Federated Investment Management Company. Following his discussion, detailing both the U.S. bond market and recent activity in the fund's portfolio, are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's holdings, and third is the publication of the fund's financial statements.

The fund's assets are invested in a combination of corporate, government agency, municipal, asset-backed, U.S. Treasury and collateralized mortgage obligations bonds, as well as preferred stocks. In the past 12 months, the fund paid a total of $73.0 million in dividends to shareholders. These bonds have an average maturity of 12 years and the average duration was approximately 6 years.1 As a result, the annual payout rate of the fund is higher than many individual issues in the market today. However, the five interest rate increases in the past 12 months by the Federal Reserve Board ("the Fed") have caused all bonds, except U.S. Treasury securities, to decline in value.

1 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Over the fund's 13 years of operation, fund managers have had to cope with many periods of widely fluctuating interest rates. In the current market environment, high-quality corporate bonds and other high-quality spread products are back in vogue. Investors favor higher quality bond issues, as worries of lower corporate profits have been reinforced by sharp declines in the equity indices. During the reporting period, Federated Bond Fund delivered a strong monthly income stream for shareholders, but with a decline in net asset value. Individual share class total return performance for the 12-month reporting period, including income distributions, follows.2

	Total Return	Income	Net Asset Value Change
Class A Shares	2.81%	$0.705	$9.11 to $8.65 = (5.05%)
Class B Shares	2.02%	$0.637	$9.12 to $8.66 = (5.04%)
Class C Shares	2.02%	$0.637	$9.12 to $8.66 = (5.04%)
Class F Shares	2.92%	$0.705	$9.12 to $8.67 = (4.93%)

Thank you for participating in the diversified income opportunities of Federated Bond Fund. Remember, it is easy to increase your participation in the performance potential of a diversified bond portfolio by reinvesting your monthly earnings automatically in additional fund shares.

As always, we welcome your comments, questions and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
December 15, 2000

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C and F Shares were (1.82%), (3.20%), 1.07% and 0.97%, respectively.

Joseph Balestrino

Senior Vice President

Federated Investment Management Company

Investment Review

What are your comments on the state of the financial markets during the past 12 months?

The word volatility immediately comes to mind for both the bond and stock markets. During the initial six months starting November 1, 1999, the Fed was active raising interest rates five times in an effort to slow economic activity. During the latter half of the reporting period ending October 31, 2000, the Fed was largely absent from the market, in that its prior rate increases had the desired slowdown effect. As a point of reference, the initial estimate of third-quarter U.S. Gross Domestic Product ("GDP") growth was 2.7%, much slower than the 5% to 6% growth rate experienced over the prior four quarters.

In retrospect, the bond and stock markets acted in predictable fashion. Bond prices fell and stock prices rose early in the reporting period in the face of strong growth and rising interest rates. The latter half of the reporting period demonstrated the exact reverse, as the U.S. economy slowed while interest rates fell. In this more recent environment, bond prices rose and stock prices fell due to concerns over lower corporate earnings within a slower growth economy.

Is the U.S. economy now in a slowdown phase?

Yes. GDP numbers for the third quarter of 2000 indicated economic growth of 2.7% over the three months ended September 30, 2000. For several quarters prior to the third quarter, however, we have seen real GDP growth in the range of 5% to 6%. So there is definitely a slowdown trend in place.

Several factors have affected the slowdown in the U.S. economy. They include a series of five interest rate hikes by the Fed, higher oil prices, and a significant slowdown in technology markets. The overall slowdown in U.S. growth influenced slowdowns in European and Asian markets. As of early November, most world currencies that trade against the U.S. dollar were trading significantly lower than where they were one year ago. This indicates that the U.S. Treasury market may again take on a "safe haven" status for domestic and international investors.

How did the corporate bond market--both high-quality and high-yield--perform over this period?

It has been a very good year for the high-quality, fixed-income sector including high-quality corporate bonds. For the entire 12-month period, interest rates fell for all Treasury bonds with maturities ranging from 5 to 30 years. The marketplace concluded, over the summer months particularly, that the Fed's rate hikes had indeed reduced economic growth to a sustainable level without significantly higher inflation. Both lower quality investment grade and non-investment grade corporate securities' prices declined through the third quarter of 2000. Lower corporate profit worries fueled the negative performance, as reflected in the stock prices in the Dow Jones Industrial Average, the Standard & Poor's 500 Index1 and the Nasdaq Composite Index.2

How did Federated Bond Fund perform over the 12-month reporting period?

For the fiscal year ended October 31, 2000, the fund's Class A, B, C and F Shares produced total returns of 2.81%, 2.02%, 2.02% and 2.92%, respectively, based on net asset value.3 The underperforming of lower-rated corporate debt securities in a nervous equity market muted the total return performance. The fund did outperform its benchmark, the Lehman Brothers Credit Bond Index,4 which posted a (1.23%) return for the 12 months ended October 31, 2000.

What adjustments did you make to the fund's duration and quality?

The fund did not materially change its duration target, largely maintaining a slightly longer-than-average maturity position to take advantage of falling interest rates. In regard to quality composition, the average quality of the entire portfolio has been gradually upgraded, given extreme volatility in the equity markets and the resulting negative impact on lower quality corporate bonds.

1 The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq Stock Market.

3 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C and F Shares were (1.82%), (3.20%), 1.07% and 0.97%, respectively.

4 Lehman Brothers Credit Bond Index is composed of all publicly issued, fixed rate, nonconvertible, investment-grade corporate debt. Issues are rated at least Baa by Moody's Investors Service or BBB by Standard & Poor's, if unrated by Moody's. Collateralized Mortgage Obligations (CMOs) are not included. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

The fund's income distributions remain an important source of cash flow to many shareholders. What were the fund's yields on October 31, 2000?

On October 31, 2000, the fund's 30-day distribution rate,5 based on net asset value, was 8.26% for Class A Shares (7.89% based on offering price) compared to the 10-year Treasury rate, which was 5.75% on that same day. The fund's 30-day distribution rates based on net asset value for Class B, C and F Shares were 7.52%, 7.46% and 8.24% (8.16% based on offering price for Class F Shares), respectively. The fund's 30-day SEC yields on October 31, 2000 for Class A, B, C and F Shares were 8.19% (7.81% based on offering price), 7.38%, 7.38% and 8.16% (8.07% based on offering price), respectively.6

How were the fund's assets allocated according to bond quality and bond type as of October 31, 2000?

Name	Percentage of Portfolio as of 10/31/2000	Percentage of Net Assets as of 10/31/1999
AAA	8.0%	10.2%
AA	7.2%	5.0%
A	19.2%	20.5%
BBB	39.9%	31.1%
BB	6.8%	6.9%
B	14.1%	0.6%
CCC	1.0%	0.0%
Other/Non-rated	3.8%	23.5%

Name		Percentage of Net Assets
Corporate Bonds		66.5%
Municipal Securities		4.7%
Asset-Backed Securities		1.5%
U.S. Government Agencies		0.8%
U.S. Treasury Obligations		0.2%
Mutual Funds		21.4%
Preferred Stocks		2.7%

5 The 30-day distribution rate reflects actual distributions made to shareholders. It is calculated by dividing the monthly annualized dividend plus short-term capital gains, if any, by the average 30-day offering price.

6 The 30-day SEC yield is calculated by dividing the investment income per share for the prior 30 days by the maximum offering price per share on that date. The figure is compounded and annualized.

What were the fund's top ten bond holdings as of October 31, 2000?

Name/Coupon/Maturity	Percentage of Net Assets
Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013	1.36%
Anixter International, Inc., Company Guarantee, 8.00%, 9/15/2003	1.31%
GEICO Corp., Deb., 9.15%, 9/15/2021	1.29%
International Speedway Corp., 7.875%, 10/15/2004	1.27%
Inco Ltd., Note, 9.60%, 6/15/2022	1.26%
Regional Diversified Funding, 9.25%, 3/15/2030	1.20%
Husky Oil Ltd., Sr. Note, 7.125%, 11/15/2006	1.18%
Unisys Corp., Sr. Note, 11.75%, 10/15/2004	1.16%
Delphi Financial Group, Inc., Sr. Note, 8.00%, 10/1/2003	1.15%
Pemex Finance Ltd., 9.03%, 2/15/2011	1.13%
TOTAL	12.31%

As we conclude 2000, a year where we saw renewed interest in high-quality fixed-income products, what is your outlook for the near term?

Optimistic with our portfolio issues. The Fed has finished raising rates, the U.S. economy has been slowed, and it is possible for the Fed to reduce rates in 2001, which would be beneficial to bond holders. To put it another way, the economy's growth slowdown is fundamentally good for bonds and, to the extent that foreign currencies continue to depreciate in value versus the U.S. dollar, we could see more international investors buying U.S. Treasury issues, which could result in U.S. bond yields falling lower and bond prices rising. That's good news for bond investors as we turn the corner into a new year.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $14,000 in the Class F Shares of Federated Bond Fund on 5/20/87, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $40,436 on 10/31/00. You would have earned an 8.20%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

[Graphic Representation Omitted - See Appendix]

As of 9/30/00, the Class A Shares' 1-year, 5-year and since-inception (6/28/95) average annual total returns were (1.14%), 4.52% and 4.78%, respectively. Class B Shares' 1-year, 5-year and since-inception (6/28/95) average annual total returns were (2.56%), 4.38% and 4.75%, respectively. Class C Shares' 1-year, 5-year and since-inception (6/28/95) average annual total returns were 1.62%, 4.68% and 4.90%, respectively. Class F Shares' average annual 1-year, 5-year and 10-year total returns were 1.54%, 5.28% and 10.19%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1.00% sales charge and the 1.00% contingent deferred sales charge for Class F Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 13 years (reinvesting all dividends and capital gains) grew to $24,342.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class F Shares of Federated Bond Fund on 5/20/87, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $14,000 but your account would have reached a total value of $24,3421 by 10/31/00. You would have earned an average annual total return of 7.64%.

A practical investment plan helps you pursue a high level of income through corporate bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile--
Investing for High Monthly Income

John and Joan Wicker are a fictional couple who, like many shareholders, look for high monthly income opportunities.

John is an attorney in his late forties with an established client base. Joan is a school teacher. Ten years ago, on October 31, 1990, the Wickers invested $20,000 in the Class F Shares of Federated Bond Fund.

As this chart shows, over 10 years, their original investment has grown to $56,157. This represents a 10.88%1 average annual total return. For John and Joan, that means extra money to supplement their savings towards their daughter's college tuition.

[Graphic Representation Omitted - See Appendix]

1 This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.

Federated Bond Fund--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Bond Fund (Class A Shares) (the "Fund") from June 28, 1995 (start of performance) to October 31, 2000, compared to the Lehman Brothers Corporate Bond Index (LBCBI)2 and the Lipper Corporate Debt Funds BBB Rated Average (LCDBBB).3

Average Annual Total Return[4] for the Period Ended 10/31/2000
1 Year	(1.82%)
5 Years	4.08%
Start of Performance (6/28/1995)	4.57%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCBI and the LCDBBB have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBCBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. This index is unmanaged.

3 The LCDBBB represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges.

Federated Bond Fund--Class B Shares

GROWTH OF $10,000 INVESTED IN FEDERATED BOND FUND

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Bond Fund (Class B Shares) (the "Fund") from June 28, 1995 (start of performance) to October 31, 2000, compared to the Lehman Brothers Corporate Bond Index (LBCBI)2 and the Lipper Corporate Debt Funds BBB Rated Average (LCDBBB).3

Average Annual Total Return[4] for the Period Ended 10/31/2000
1 Year	(3.20%)
5 Years	3.93%
Start of Performance (6/28/1995)	4.53%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the fund reflects a 1.00% contingent deferred sales charge on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCBI and the LCDBBB have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBCBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

3 The LCDBBB represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Bond Fund--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Bond Fund (Class C Shares) (the "Fund") from June 28, 1995 (start of performance) to October 31, 2000, compared to the Lehman Brothers Corporate Bond Index (LBCBI)2 and the Lipper Corporate Debt Funds BBB Rated Average (LCDBBB).3

Average Annual Total Return[4] for the Period Ended 10/31/2000
1 Year	1.07%
5 Years	4.23%
Start of Performance (6/28/1995)	4.67%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCBI and the LCDBBB have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBCBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

3 The LCDBBB represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Bond Fund--Class F Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Bond Fund (Class F Shares) (the "Fund") from October 31, 1990 to October 31, 2000 compared to the Lehman Brothers Corporate Bond Index (LBCBI)2 and the Lipper Corporate Debt Funds BBB Rated Average (LCDBBB).3

Average Annual Total Return[4] for the Period Ended 10/31/2000
1 Year	0.97%
5 Years	4.83%
10 Years	10.88%
Start of Performance (5/20/1987)	8.20%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCBI and the LCDBBB have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBCB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

3 The LCDBBB represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

October 31, 2000

Principal Amount			Value
		CORPORATE BONDS--66.5%
		Aerospace & Defense--0.3%
$2,635,000		Lockheed Martin Corp., Note, 8.20%, 12/1/2009	$2,769,807

		Air Transportation--1.9%
268,615		Continental Airlines, Inc., Pass Thru Cert. (Series 1992-2C1), 7.73%, 3/15/2011	268,808
7,347,007		Continental Airlines, Inc., Pass Thru Cert. Series 1997-4 B, 6.90%, 1/2/2017	6,911,623
4,000,000		Delta Air Lines, Inc., Note, 8.30%, 12/15/2029	3,436,400
2,450,000		Northwest Airlines Corp., Equip. Trust, 8.072%, 10/1/2019	2,540,356
236,898		Northwest Airlines Corp., Pass Thru Cert., 7.575%, 9/1/2020	230,426
1,995,000		Southwest Airlines Co., Deb., 7.375%, 3/1/2027	1,871,789
1,900,000		United Air Lines, Pass Thru Cert., 7.73%, 7/1/2010	1,940,432

		TOTAL	17,199,834

		Automotive--1.5%
8,275,000		Arvin Industries, Inc., 9.50%, 2/1/2027	7,623,592
2,100,000		General Motors Corp., Medium Term Note, 9.45%, 11/1/2011	2,362,626
4,350,000		Hertz Corp., Sr. Note, 7.00%, 1/15/2028	3,740,956

		TOTAL	13,727,174

		Banking--6.4%
4,750,000		ABN-AMRO Bank NV, Chicago, Sub. Deb., 7.30%, 12/1/2026	4,445,430
4,500,000	[1]	Barclays Bank PLC, Bond, 8.55%, 9/29/2049	4,536,756
6,200,000		Barclays North America, Deb., 9.75%, 5/15/2021	6,581,052
6,175,000		City National Bank, Sub. Note, 6.375%, 1/15/2008	5,545,360
2,750,000		Crestar Financial Corp., Sub. Note, 8.75%, 11/15/2004	2,889,040
3,800,000	[1]	Den Danske Bank Group, Note, 7.40%, 6/15/2010	3,753,526
5,740,000		FirstBank Puerto Rico, Sub. Note, 7.625%, 12/20/2005	5,438,650
190,000		Goldman Sachs Group, Inc., Note (Series MTNB), 7.35%, 10/1/2009	186,569
8,600,000		National Bank of Canada, Montreal, Sub. Note, 8.125%, 8/15/2004	8,934,626
215,000		NationsBank Corp., 6.125%, 7/15/2004	208,722
11,000,000	[1]	Regional Diversified Funding, 9.25%, 3/15/2030	10,742,039
3,800,000	[1]	Swedbank, Sub. Note, 7.50%, 11/29/2049	3,625,531
140,000		Toyota Motor Credit Corp., Note, 5.625%, 11/13/2003	135,428

		TOTAL	57,022,729

		Beverage & Tobacco--0.2%
1,825,000		Anheuser-Busch Cos., Inc., Sr. Note, 7.10%, 6/15/2007	1,831,716

Principal Amount			Value
		CORPORATE BONDS--continued
		Broadcast Radio & TV--0.9%
$8,450,000		Clear Channel Communications, Inc., 7.65%, 9/15/2010	$8,314,800

		Cable Television--2.8%
4,500,000		CF Cable TV, Inc., Sr. Note, 9.125%, 7/15/2007	4,812,480
4,500,000		Comcast Corp., Note, 8.50%, 5/1/2027	4,835,610
11,290,000		Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013	12,173,555
3,500,000		Cox Communications, Inc., Medium Term Note, 6.69%, 9/20/2004	3,411,660

		TOTAL	25,233,305

		Chemicals & Plastics--0.5%
6,250,000	[1]	Fertinitro Finance, Company Guarantee, 8.29%, 4/1/2020	4,261,050

		Consumer Products--0.0%
160,000		Seagram Joseph E. & Sons, Inc., 6.625%, 12/15/2005	161,038

		Ecological Services & Equipment--1.7%
7,750,000		USA Waste Services, Inc., Sr. Note, 7.125%, 10/1/2007	7,125,117
8,210,000		WMX Technologies, Inc., Deb., 8.75%, 5/1/2018	7,956,721

		TOTAL	15,081,838

		Education--1.1%
11,075,000		Boston University, 7.625%, 7/15/2097	10,078,914

		Electronics--1.3%
11,950,000		Anixter International, Inc., Company Guarantee, 8.00%, 9/15/2003	11,708,610

		Finance - Automotive--0.1%
385,000		Ford Motor Credit Co., Note, 7.00%, 9/25/2001	383,718
300,000		Ford Motor Credit Co., Note, 7.57%, 5/16/2005	297,819

		TOTAL	681,537

		Finance - Retail--0.0%
180,000		Household Finance Corp., Sr. Note, 5.875%, 2/1/2009	159,503

		Financial Intermediaries--3.1%
10,445,000		Amvescap PLC, Sr. Note, 6.60%, 5/15/2005	10,030,438
115,000		Bear Stearns Cos., Inc., Sr. Note, 6.15%, 3/2/2004	110,302
1,000,000		Capital One Financial Corp., Note, 7.125%, 8/1/2008	920,610
3,800,000	[1]	Fidelity Investments, Bond, 7.57%, 6/15/2029	3,698,578
185,000		Lehman Brothers Holdings, Inc., Note, 6.625%, 2/5/2006	176,009
2,425,000		Lehman Brothers Holdings, Inc., Note, 7.00%, 5/15/2003	2,403,830
7,000,000		Marsh & McLennan Cos., Inc., Sr. Note, 7.125%, 6/15/2009	6,821,360
425,000		Merrill Lynch & Co., Inc., Sr. Note, 7.15%, 7/30/2012	401,523
3,415,795	[1]	World Financial, Pass Thru Cert., Series 96 WFP-B, 6.91%, 9/1/2013	3,310,918

		TOTAL	27,873,568

Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Services--0.0%
$115,000		Heller Financial, Inc., Note, 7.375%, 11/1/2009	$109,951
215,000		Newcourt Credit Group, Inc., Company Guarantee, 6.875%, 2/16/2005	206,826

		TOTAL	316,777

		Food & Drug Retailers--0.6%
5,065,000		Meyer (Fred), Inc., Company Guarantee, 7.45%, 3/1/2008	4,986,087

		Forest Products--2.6%
6,000,000		Donohue Forest Products, 7.625%, 5/15/2007	6,006,720
1,270,000		Fort James Corp., Deb., 8.375%, 11/15/2001	1,275,334
3,800,000		Fort James Corp., Sr. Note, 6.234%, 3/15/2001	3,785,332
2,850,000		Pope & Talbot, Inc., 8.375%, 6/1/2013	2,658,622
8,850,000		Quno Corp., Sr. Note, 9.125%, 5/15/2005	9,328,077

		TOTAL	23,054,085

		Health Care--0.7%
300,000		Columbia/HCA Healthcare Corp., Note, 6.87%, 9/15/2003	290,985
3,200,000		Tenet Healthcare Corp., Sr. Note, 8.00%, 1/15/2005	3,168,000
3,000,000		Tenet Healthcare Corp., Sr. Sub. Note, 8.125%, 12/1/2008	2,910,000

		TOTAL	6,368,985

		Industrial Products & Equipment--0.0%
205,000		Tyco International Group, Company Guarantee, 6.875%, 1/15/2029	180,830

		Insurance--7.6%
450,000		American General Corp., Note, 7.75%, 4/1/2005	459,778
8,000,000		CNA Financial Corp., Bond, 6.95%, 1/15/2018	6,430,160
5,364,000		Conseco, Inc., Sr. Sub. Note, 10.25%, 6/1/2002	3,727,980
2,950,000		Delphi Financial Group, Inc. (Series A), 9.31%, 3/25/2027	2,175,005
10,350,000		Delphi Financial Group, Inc., Sr. Note, 8.00%, 10/1/2003	10,274,238
10,880,000		GEICO Corp., Deb., 9.15%, 9/15/2021	11,496,134
7,800,000	[1]	Life Re Capital Trust I, Company Guarantee, 8.72%, 6/15/2027	7,433,556
25,000		Progressive Corp., OH, Unsecd. Note, 7.30%, 6/1/2006	24,494
3,300,000		Provident Cos., Inc., Bond, 7.405%, 3/15/2038	2,450,943
200,000	[1]	Providian Cap I, Bank Guarantee, 9.525%, 2/1/2027	162,140
6,500,000	[1]	Reinsurance Group of America, Sr. Note, 7.25%, 4/1/2006	6,291,038
175,000		Royal & Sun Alliance Insurance Group PLC, Sub. Note, 8.95%, 10/15/2029	170,670
Principal Amount			Value
		CORPORATE BONDS--continued
		Insurance--continued
$3,000,000		SunAmerica, Inc., Deb., 8.125%, 4/28/2023	$3,172,140
525,000		Transamerica Corp., Note, 6.75%, 11/15/2006	508,751
1,000,000	[1]	USF&G Corp., 8.312%, 7/1/2046	930,270
5,750,000		USF&G Corp., Company Guarantee, 8.47%, 1/10/2027	5,159,187
6,950,000	[1]	Union Central Life Insurance Co., Note, 8.20%, 11/1/2026	6,743,029

		TOTAL	67,609,513

		Leisure & Entertainment--2.7%
11,550,000		International Speedway Corp., 7.875%, 10/15/2004	11,350,069
2,606,000		Paramount Communications, Inc., Sr. Note, 7.50%, 1/15/2002	2,618,900
100,000		Time Warner, Inc., Company Guarantee, 6.625%, 5/15/2029	86,699
10,250,000		Viacom, Inc., Sr. Deb., 8.25%, 8/1/2022	10,036,800

		TOTAL	24,092,468

		Metals & Mining--4.5%
9,600,000		Barrick Gold Corp., Deb., 7.50%, 5/1/2007	9,485,856
11,000,000		Inco Ltd., Note, 9.60%, 6/15/2022	11,240,790
8,850,000	[1]	Normandy Finance Ltd., Company Guarantee, 7.50%, 7/15/2005	8,203,251
9,750,000		Placer Dome, Inc., Bond, 8.50%, 12/31/2045	8,614,847
2,550,000		Santa Fe Pacific Gold, Sr. Deb Note, 8.375%, 7/1/2005	2,549,541

		TOTAL	40,094,285

		Oil & Gas--6.3%
2,750,000		Apache Finance Pty. Ltd., Sr. Note, 7.00%, 3/15/2009	2,703,663
125,000		Chevron Capital USA, Inc., Unsecd. Note, 7.45%, 8/15/2004	125,039
3,150,000		Enterprise Oil, Sr. Note, 7.00%, 5/1/2018	2,867,823
450,000		Husky Oil Ltd., Sr. Deb., 7.55%, 11/15/2016	427,352
10,850,000		Husky Oil Ltd., Sr. Note, 7.125%, 11/15/2006	10,579,510
210,000		Noble Drilling Corp., Sr. Note, 7.50%, 3/15/2019	204,198
10,000,000	[1]	Pemex Finance Ltd., 9.03%, 2/15/2011	10,091,500
220,000		Petro-Canada, Inc., Deb., 7.00%, 11/15/2028	197,426
8,750,000		Sun Co., Inc., 9.00%, 11/1/2024	9,311,313
2,500,000		Sun Co., Inc., Deb., 9.375%, 6/1/2016	2,658,100
6,550,000		Tosco Corp., 8.125%, 2/15/2030	6,702,615
2,750,000		USX Corp., Deb., 9.375%, 5/15/2022	3,154,800
2,500,000		Union Pacific Resources Group, Inc., Unsecd. Note, 7.00%, 10/15/2006	2,466,675
1,750,000		Veritas DGC, Inc., Sr. Note, 9.75%, 10/15/2003	1,785,000
2,750,000		Williams Cos., Inc. (The), Unsecd. Note, 6.50%, 12/1/2008	2,554,448
115,000	[1]	Williams Gas Pipelines Cent, Inc., Sr. Note, 7.375%, 11/15/2006	114,786

		TOTAL	55,944,248

Principal Amount			Value
		CORPORATE BONDS--continued
		Printing & Publishing--1.8%
$9,620,000		Harcourt General, Inc., Sr. Note, 6.70%, 8/1/2007	$8,914,854
2,500,000		News America Holdings, Inc., 10.125%, 10/15/2012	2,707,175
4,850,000		News America Holdings, Inc., Deb., 7.90%, 12/1/2095	4,228,085

		TOTAL	15,850,114

		Rail Industry--0.3%
3,032,332		Burlington Northern Santa Fe, Pass Thru Cert., 7.57%, 1/2/2021	2,981,115

		Real Estate--2.5%
185,000		Mack-Cali Realty Corp., Note, 7.25%, 3/15/2009	172,503
8,250,000		Price REIT, Inc., Sr. Note, 7.50%, 11/5/2006	8,154,548
3,250,000		Storage USA, 8.20%, 6/1/2017	2,977,780
5,300,000		Storage USA, Deb., 7.50%, 12/1/2027	4,363,225
7,400,000		Sun Communities, Inc., Medium Term Note, 6.77%, 5/16/2005	7,098,080

		TOTAL	22,766,136

		Retailers--4.0%
1,650,000		Dayton-Hudson Corp., Deb., 8.50%, 12/1/2022	1,642,542
6,750,000		Dayton-Hudson Corp., Deb., 10.00%, 12/1/2000	6,767,483
8,546,363		K Mart Corp., Pass Thru Cert., 8.54%, 1/2/2015	6,929,305
5,065,000		Sears, Roebuck & Co., Medium Term Note, 10.00%, 2/3/2012	5,667,178
1,650,000		Shopko Stores, Inc., 8.50%, 3/15/2002	1,460,250
10,497,000		Shopko Stores, Inc., Sr. Note, 9.25%, 3/15/2022	7,925,235
5,340,000		TJX Cos., Inc., 7.45%, 12/15/2009	5,208,262

		TOTAL	35,600,255

		Sovereign Government-1.3%
4,565,000		Colombia, Republic of, Note, 7.25%, 2/15/2003	4,222,625
3,390,000		Quebec, Province of, Deb., 9.125%, 8/22/2001	3,434,111
3,500,000		Sweden, Kingdom of, Deb., 10.25%, 11/1/2015	4,311,335

		TOTAL	11,968,071

		State/Provincial--0.0%
145,000		Manitoba, Province of, Deb., 6.75%, 3/1/2003	145,995

		Supranational--0.5%
4,250,000		Corp Andina De Fomento, Note, 7.25%, 3/1/2007	4,098,488

		Technology Services--2.2%
5,400,000		Adaptec, Inc., Conv. Bond, 4.75%, 2/1/2004	4,434,642
5,437,000		Dell Computer Corp., Deb., 7.10%, 4/15/2028	4,865,680
9,910,000		Unisys Corp., Sr. Note, 11.75%, 10/15/2004	10,380,725

		TOTAL	19,681,047

Principal Amount			Value
		CORPORATE BONDS--continued
		Telecommunications & Cellular--4.2%
$8,400,000		CenturyTel, Inc., 8.375%, 10/15/2010	$8,344,812
8,100,000		Deutsche Telekom AG, Global Bond, 8.25%, 6/15/2030	8,333,199
1,350,000		LCI International, Inc., Sr. Note, 7.25%, 6/15/2007	1,324,809
1,300,000		MetroNet Communications Corp., Sr. Note, 12.00%, 8/15/2007	1,449,500
6,500,000		MetroNet Escrow Corp., Sr. Note, 10.625%, 11/1/2008	7,198,750
3,500,000		Sprint Capital Corp., 6.375%, 5/1/2009	3,158,680
7,690,000		Telecom de Puerto Rico, Sr. Note, 6.65%, 5/15/2006	7,329,108

		TOTAL	37,138,858

		Utilities--2.9%
55,000		Baltimore Gas & Electric Co., 1st Ref. Mtg., 7.50%, 1/15/2007	55,327
250,000		CMS Energy Corp., 8.375%, 7/1/2003	241,847
7,650,000		Edison Mission Holding Co., Sr. Secd. Note, 8.734%, 10/1/2026	7,755,975
5,150,000		Enersis S.A., Note, 7.40%, 12/1/2016	4,407,164
2,400,000	[1]	Israel Electric Corp. Ltd., 8.25%, 10/15/2009	2,320,584
5,500,000	[1]	Israel Electric Corp. Ltd., Sr. Note, 7.875%, 12/15/2026	4,864,530
3,400,000	[1]	Israel Electric Corp. Ltd., Sr. Secd. Note, 7.75%, 3/1/2009	3,193,790
100,000		NRG Energy, Inc., Bond, 8.00%, 11/1/2003	100,930
3,500,000	[1]	Tenaga Nasional Berhad, Deb., 7.50%, 1/15/2096	2,715,825

		TOTAL	25,655,972

		TOTAL CORPORATE BONDS (IDENTIFIED COST $631,033,880)	594,638,752

		U.S. GOVERNMENT AGENCIES-0.8%
3,000,000		Federal Home Loan Mortgage Corp., Deb., 8.29%, 9/30/2009	3,023,580
636,291		Federal Home Loan Mortgage Corp., 6.00%, 4/1/2011 -- 4/1/2029	605,582
229,445		Federal Home Loan Mortgage Corp., 6.50%, 5/1/2029	220,698
972,763		Federal National Mortgage Association, 6.50%, 5/1/2013 -- 3/1/2029	940,371
585,196		Federal National Mortgage Association, 7.00%, 5/1/2028 -- 8/1/2028	574,599
340,529		Federal National Mortgage Association, 7.50%, 4/1/2028	340,635
127,362		Federal National Mortgage Association, 9.00%, 6/1/2017	131,660
700,000		Federal National Mortgage Association, Note, 7.50%, 4/16/2007	701,379
273,037		Government National Mortgage Association, 7.00%, 12/15/2023 --8/15/2028	270,418
156,547		Government National Mortgage Association, 7.50%, 12/15/2027	157,233
269,336		Government National Mortgage Association, 8.00%, 12/15/2023	275,480
123,737		Government National Mortgage Association, 9.00%, 11/15/2017	129,615

		TOTAL U.S. GOVERNMENT AGENCIES (IDENTIFIED COST $7,628,108)	7,371,250

Principal Amount or Shares			Value
		MUNICIPAL SECURITIES--4.7%
$5,630,000		Atlanta & Fulton County, GA, Recreation Authority, Taxable Revenue Bonds, (Series 1997), 7.00% Bonds (Downtown Arena Project)/(FSA INS), 12/1/2028	$5,142,780
3,000,000		Harvard University, MA, Revenue Bonds, 8.125%, 4/15/2007	3,169,560
6,050,000		Kansas City, MO, Redevelopment Authority, 7.65% Bonds (FSA INS), 11/1/2018	6,043,587
3,090,000		McKeesport, PA, Taxable GO (Series 1997 B), 7.30% Bonds (MBIA INS), 3/1/2020	2,960,344
3,000,000		Miami, FL, Revenue Pension Obligation, 7.20% Bonds (AMBAC INS), 12/1/2025	2,804,700
4,940,000		Minneapolis/St. Paul, MN Airport Commission, UT GO Taxable Revenue Bonds (Series 9), 8.95%, 1/1/2022	5,245,885
4,675,000		Pittsburgh, PA, Urban Redevelopment Authority, 8.01% Bonds (Alcoa, Inc.), 6/1/2015	4,875,043
2,635,000		Pittsburgh, PA, Urban Redevelopment Authority, 9.07% Bonds (CGIC INS), 9/1/2014	2,852,203
2,200,000		Southeastern, PA, Transportation Authority (Series B), 8.75% Bonds (FGIC INS), 3/1/2020	2,363,460
4,200,000		St. Johns County, FL, Convention Center, Taxable Municipal Revenue Bonds, 8.00% (FSA INS), 1/1/2026	4,259,556
2,080,000		Tampa, FL Sports Authority, 8.02% Bonds (MBIA INS), 10/1/2026	2,156,794

		TOTAL MUNICIPAL SECURITIES (IDENTIFIED COST $42,593,353)	41,873,912

		PREFERRED STOCKS--2.7%
		Financial Intermediaries--1.3%
142,000		Citigroup, Inc., Cumulative Pfd., $3.18	6,416,625
130,000		Lehman Brothers Holdings, Inc., Pfd., $2.84	5,313,750

		TOTAL	11,730,375

		Insurance--0.0%
10,585		Arcadia Financial Ltd., Warrants	11,908

		Real Estate--1.0%
8,000		Highwoods Properties, Inc., REIT Perpetual Pfd. Stock (Series A), 8.625%	5,426,720
80,000		Prologis Trust, Cumulative Pfd.	3,487,504

		TOTAL	8,914,224

		Telecommunications & Cellular--0.4%
23,658		AT&T Corp., Cumulative Pfd., $2.43	600,322
3,872		AT&T Corp., Pfd.	91,234
110,000		AT&T Corp., Pfd., $2.50	2,784,375
1,250		Global Crossing Holdings Ltd., PIK Pfd., 10.50%	124,375

		TOTAL	3,600,306

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $27,730,948)	24,256,813

Principal Amount or Shares			Value
		ASSET-BACKED SECURITIES--1.5%
		Financial Intermediaries--0.1%
1,000,000		Green Tree Financial Corp. 1992-2, Class B, 9.15%, 1/15/2018	$897,080

		Structured Product (ABS)--1.2%
9,000,000	[1]	125 Home Loan Owner Trust 1998-1A, Class B1, 9.26%, 2/15/2029	8,500,779
1,378,604	[1]	Merrill Lynch Mortgage Investors, Inc. 1998-FF3, Class BB, 5.50%, 11/20/2029	1,333,367
1,000,000		Residential Funding Corp. 1993-S26, Class A10, 7.50%, 7/25/2023	974,850

		TOTAL	10,808,996

		Whole Loan--0.2%
2,230,833	[1]	SMFC Trust Asset-Backed Certificates (Series 1997-A), Class 4, 7.269%, 1/28/2025	1,776,301

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $14,418,512)	13,482,377

		COLLATERALIZED MORTGAGE OBLIGATIONS--0.0%
325,000		Morgan Stanley Capital, Inc., Class A3, 6.48%, 6/3/2030 (identified cost $329,325)	314,443

		U.S. TREASURY OBLIGATIONS--0.2%
500,000		United States Treasury Bond, 6.125%, 11/15/2027	511,465
160,000		United States Treasury Bond, 7.50%, 11/15/2016	184,432
135,000		United States Treasury Bond, 7.625%, 2/15/2025	163,062
130,000		United States Treasury Bond, 8.125%, 8/15/2019	160,597
325,000		United States Treasury Note, 5.75%, 8/15/2010	324,799

		TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $1,318,404)	1,344,355

		MUTUAL FUNDS--21.4%
1,645,365		Prime Value Obligations Fund, Class IS	1,645,365
25,153,180		The High Yield Bond Portfolio	189,654,975

		TOTAL MUTUAL FUNDS (IDENTIFIED COST $239,680,292)	191,300,340

		TOTAL INVESTMENTS (IDENTIFIED COST $964,732,822)[2]	$874,582,242

1 Denotes a restricted security that is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At October 31, 2000, these securities amounted to $98,603,144 which represents 11.0% of net assets.

2 The cost of investments for federal tax purposes amounts to $965,047,846. The net unrealized depreciation of investments on a federal tax basis amounts to $90,465,604 which is comprised of $2,570,866 appreciation and $93,036,470 depreciation at October 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($894,238,451) at October 31, 2000.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
CGIC	--Capital Guaranty Insurance Corporation
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GO	--General Obligation
INS	--Insured
MBIA	--Municipal Bond Investors Assurance
PIK	--Payment in Kind
REIT	--Real Estate Investment Trust
UT	--Unlimited Tax

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2000

Assets:
Total investments in securities, at value (identified cost $964,732,822 and tax cost $965,047,846)		$874,582,242
Cash		96,148
Income receivable		15,869,723
Receivable for investments sold		17,200,921
Receivable for shares sold		2,445,943

TOTAL ASSETS		910,194,977

Liabilities:
Payable for investments purchased	$6,898,623
Payable for shares redeemed	6,233,935
Income distribution payable	2,416,699
Accrued expenses	407,269

TOTAL LIABILITIES		15,956,526

Net assets for 103,228,218 shares outstanding		$894,238,451

Net Assets Consist of:
Paid in capital		$1,031,250,978
Net unrealized depreciation of investments		(90,150,580)
Accumulated net realized loss on investments		(44,089,093)
Distributions in excess of net investment income		(2,772,854)

TOTAL NET ASSETS		$894,238,451

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($216,101,288 ÷ 24,982,829 shares outstanding)		$8.65

Offering Price Per Share (100/95.50 of $8.65)[1]		$9.06

Redemption Proceeds Per Share		$8.65

Class B Shares:
Net Asset Value Per Share ($288,505,126 ÷ 33,298,642 shares outstanding)		$8.66

Offering Price Per Share		$8.66

Redemption Proceeds Per Share (94.50/100 of $8.66)[1]		$8.18

Class C Shares:
Net Asset Value Per Share ($75,821,350 ÷ 8,750,309 shares outstanding)		$8.66

Offering Price Per Share		$8.66

Redemption Proceeds Per Share (99.00/100 of $8.66)[1]		$8.57

Class F Shares:
Net Asset Value Per Share ($313,810,687 ÷ 36,196,438 shares outstanding)		$8.67

Offering Price Per Share (100/99.00 of $8.67)[1]		$8.76

Redemption Proceeds Per Share (99.00/100 of $8.67)[1]		$8.58

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2000

Investment Income:
Dividends			$26,286,551
Interest			59,160,935

TOTAL INCOME			85,447,486

Expenses:
Investment adviser fee		$7,199,714
Administrative personnel and services fee		722,953
Custodian fees		57,540
Transfer and dividend disbursing agent fees and expenses		831,529
Directors'/Trustees' fees		15,719
Auditing fees		12,918
Legal fees		6,069
Portfolio accounting fees		170,257
Distribution services fee--Class B Shares		2,325,543
Distribution services fee--Class C Shares		610,192
Shareholder services fee--Class A Shares		568,021
Shareholder services fee--Class B Shares		775,181
Shareholder services fee--Class C Shares		203,397
Shareholder services fee--Class F Shares		853,234
Share registration costs		69,871
Printing and postage		301,565
Insurance premiums		2,871
Taxes		29,983
Miscellaneous		10,405

TOTAL EXPENSES		14,766,962

Waivers and Reimbursements:
Waiver of investment adviser fee	$(1,226,291)
Waiver of shareholder services fee--Class A Shares	(113,604)
Waiver of shareholder services fee--Class F Shares	(68,259)
Reimbursement of investment adviser fee	(247)

TOTAL WAIVERS AND REIMBURSEMENTS		(1,408,401)

Net expenses			13,358,561

Net investment income			72,088,925

Realized and Unrealized Loss on Investments:
Net realized loss on investments			(28,468,308)
Realized capital gain distribution from other investment companies			402,776
Net change in unrealized depreciation of investments			(20,455,175)

Net realized and unrealized loss on investments			(48,520,707)

Change in net assets resulting from operations			$23,568,218

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2000	1999
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$72,088,925	$72,132,742
Net realized gain (loss) on investments ($(27,803,544) and $(8,704,395), respectively, as computed for federal tax purposes)	(28,468,308)	(8,623,837)
Realized capital gain distribution from other investment companies	402,776	--
Net change in unrealized appreciation (depreciation)	(20,455,175)	(71,860,196)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	23,568,218	(8,351,291)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(18,213,767)	(17,472,755)
Class B Shares	(22,081,917)	(21,902,578)
Class C Shares	(5,775,501)	(5,864,574)
Class F Shares	(26,909,843)	(28,254,560)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(72,981,028)	(73,494,467)

Share Transactions:
Proceeds from sale of shares	320,720,829	404,417,917
Proceeds from shares issued in connection with the tax-free acquisition of assets from the IAI Bond Fund	10,447,036	--
Net asset value of shares issued to shareholders in payment of distributions declared	44,170,678	43,524,135
Cost of shares redeemed	(494,554,846)	(286,557,151)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(119,216,303)	161,384,901

Change in net assets	(168,629,113)	79,539,143

Net Assets:
Beginning of period	1,062,867,564	983,328,421

End of period	$894,238,451	$1,062,867,564

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2000	1999 [1]	1998	1997	1996
Net Asset Value, Beginning of Period	$ 9.11	$ 9.82	$10.02	$ 9.72	$ 9.76
Income From Investment Operations:
Net investment income	0.69	0.67	0.70	0.74	0.71
Net realized and unrealized gain (loss) on investments	(0.44)	(0.70)	(0.19)	0.26	(0.04)

TOTAL FROM INVESTMENT OPERATIONS	0.25	(0.03)	0.51	1.00	0.67

Less Distributions:
Distributions from net investment income	(0.71)	(0.68)	(0.71)	(0.70)	(0.71)

Net Asset Value, End of Period	$ 8.65	$ 9.11	$ 9.82	$10.02	$ 9.72

Total Return[2]	2.81%	(0.35%)	5.14%	10.73%	7.21%

Ratios to Average Net Assets:

Expenses	1.05%	1.06%	1.05%	1.05%	1.05%

Net investment income	7.85%	7.07%	6.89%	7.30%	7.46%

Expense waiver/reimbursement[3]	0.18%	0.16%	0.15%	0.20%	0.25%

Supplemental Data:

Net assets, end of period (000 omitted)	$216,101	$249,056	$210,768	$111,377	$37,045

Portfolio turnover	27%	30%	20%	55%	49%

1 For the year ended October 31, 1999, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2000	1999 [1]	1998	1997	1996
Net Asset Value, Beginning of Period	$ 9.12	$ 9.83	$10.02	$ 9.72	$ 9.76
Income From Investment Operations:
Net investment income	0.63	0.60	0.61	0.64	0.64
Net realized and unrealized gain (loss) on investments	(0.45)	(0.70)	(0.18)	0.28	(0.04)

TOTAL FROM INVESTMENT OPERATIONS	0.18	(0.10)	0.43	0.92	0.60

Less Distributions:
Distributions from net investment income	(0.64)	(0.61)	(0.62)	(0.62)	(0.64)

Net Asset Value, End of Period	$ 8.66	$ 9.12	$ 9.83	$10.02	$ 9.72

Total Return[2]	2.02%	(1.11%)	4.34%	9.86%	6.40%

Ratios to Average Net Assets:

Expenses	1.85%	1.86%	1.85%	1.85%	1.85%

Net investment income	7.05%	6.27%	6.09%	6.50%	6.66%

Expense waiver/reimbursement[3]	0.13%	0.11%	0.10%	0.15%	0.20%

Supplemental Data:

Net assets, end of period (000 omitted)	$288,505	$345,034	$302,010	$191,600	$125,620

Portfolio turnover	27%	30%	20%	55%	49%

1 For the year ended October 31, 1999, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2000	1999 [1]	1998	1997	1996
Net Asset Value, Beginning of Period	$ 9.12	$ 9.83	$10.02	$ 9.72	$ 9.76
Income From Investment Operations:
Net investment income	0.63	0.60	0.61	0.64	0.64
Net realized and unrealized gain (loss) on investments	(0.45)	(0.70)	(0.18)	0.28	(0.04)

TOTAL FROM INVESTMENT OPERATIONS	0.18	(0.10))	0.43	0.92	0.60

Less Distributions:
Distributions from net investment income	(0.64)	(0.61)	(0.62)	(0.62)	(0.64)

Net Asset Value, End of Period	$ 8.66	$ 9.12	$ 9.83	$10.02	$ 9.72

Total Return[2]	2.02%	(1.11%)	4.35%	9.86%	6.40%

Ratios to Average Net Assets:

Expenses	1.85%	1.86%	1.85%	1.85%	1.85%

Net investment income	7.04%	6.27%	6.09%	6.50%	6.70%

Expense waiver/reimbursement[3]	0.13%	0.11%	0.10%	0.15%	0.20%

Supplemental Data:

Net assets, end of period (000 omitted)	$75,821	$92,875	$76,645	$39,398	$22,897

Portfolio turnover	27%	30%	20%	55%	49%

1 For the year ended October 31, 1999, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2000	1999 [1]	1998	1997	1996
Net Asset Value, Beginning of Period	$ 9.12	$ 9.83	$10.02	$ 9.72	$ 9.76
Income From Investment Operations:
Net investment income	0.70	0.67	0.69	0.72	0.71
Net realized and unrealized gain (loss) on investments	(0.44)	(0.70)	(0.18)	0.28	(0.04)

TOTAL FROM INVESTMENT OPERATIONS	0.26	(0.03)	0.51	1.00	0.67

Less Distributions:
Distributions from net investment income	(0.71)	(0.68)	(0.70)	(0.70)	(0.71)

Net Asset Value, End of Period	$ 8.67	$ 9.12	$ 9.83	$10.02	$ 9.72

Total Return[2]	2.92%	(0.35%)	5.12%	10.70%	7.18%

Ratios to Average Net Assets:

Expenses	1.08%	1.09%	1.08%	1.08%	1.08%

Net investment income	7.82%	7.02%	6.86%	7.27%	7.38%

Expense waiver/reimbursement[3]	0.15%	0.13%	0.12%	0.17%	0.22%

Supplemental Data:

Net assets, end of period (000 omitted)	$313,811	$375,902	$393,905	$325,531	$267,720

Portfolio turnover	27%	30%	20%	55%	49%

1 For the year ended October 31, 1999, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2000

ORGANIZATION

Federated Investment Series Funds, Inc. (the "Corporation") (formerly, Investment Series Funds, Inc.) is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of one portfolio. The financial statements included herein are those of Federated Bond Fund (the "Fund"), a diversified portfolio. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The investment objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital.

On September 15, 2000, the Fund acquired all the net assets of Investment Advisers Inc. (IAI) Bond Fund in a tax-free reorganization as follows:

Class A Shares of the Fund Issued	IAI Bond Fund Net Assets Received	Unrealized Depreciation[1]
1,181,791	$10,447,036	($234,363)

Net Assets of the Fund Prior to Combination	Net Assets of IAI Bond Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
$919,212,235	$10,447,036	$929,659,271

1 Unrealized depreciation is included in the IAI Bond Fund Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sales price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund along with other affiliated investment companies, may utilize a joint account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for book and tax differences. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid-In Capital	Accumulated Gain (Loss)	Undistributed Net Investment Income
$3,642,459	($3,656,182)	$13,723

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At October 31, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $43,748,235, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders that would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2002	$ 2,219,551

2003	523,012

2004	429,659

2005	411,892

2006	724,814

2007	10,205,878

2008	29,233,429

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis.

CAPITAL STOCK

At October 31, 2000, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	500,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
Class F Shares	500,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

Year Ended October 31	2000		1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	18,306,261	$161,210,452	13,182,591	$126,880,404
Shares issued in connection with the tax-free acquisition of assets from the IAI Bond Fund	1,181,791	10,447,036	--	--
Shares issued to shareholders in payment of distributions declared	1,515,367	13,378,512	1,325,379	12,622,148
Shares redeemed	(23,372,485)	(206,305,364)	(8,626,243)	(82,332,308)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,369,066)	$(21,269,364)	5,881,727	$57,170,244

Year Ended October 31	2000		1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	5,765,966	$51,337,390	13,265,666	$128,293,705
Shares issued to shareholders in payment of distributions declared	1,466,995	12,991,283	1,384,268	13,197,680
Shares redeemed	(11,755,832)	(104,778,196)	(7,560,342)	(72,115,989)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(4,522,871)	$(40,449,523)	7,089,592	$69,375,396

Year Ended October 31	2000		1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	3,389,978	$30,054,090	4,743,310	$45,903,470
Shares issued to shareholders in payment of distributions declared	435,766	3,861,043	414,127	3,945,605
Shares redeemed	(5,264,380)	(46,845,912)	(2,765,261)	(26,366,033)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,438,636)	$(12,930,779)	2,392,176	$23,483,042

Year Ended October 31	2000		1999
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	8,769,638	$78,118,897	10,710,348	$103,340,338
Shares issued to shareholders in payment of distributions declared	1,573,921	13,939,840	1,441,386	13,758,702
Shares redeemed	(15,353,085)	(136,625,374)	(11,014,256)	(105,742,821)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(5,009,526)	$(44,566,637)	1,137,478	$11,356,219

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(13,340,099)	$(119,216,303)	16,500,973	$161,384,901

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class of shares.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

For the year ended October 31, 2000, Class A Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Interfund Transactions

For the year ended October 31, 2000, the Fund engaged in purchase and sale transactions with fund that have a common investment adviser (or affiliated investment advisers), common Directors/ Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act and amounted to $146,864,809 and $170,151,433, respectively.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended October 31, 2000, were as follows:

Purchases	$255,696,939

Sales	$384,586,850

Independent Auditors' Report

TO THE DIRECTORS OF FEDERATED INVESTMENT SERIES FUNDS, INC.
AND THE SHAREHOLDERS OF FEDERATED BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Bond Fund (the "Fund") as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the years ended October 31, 2000 and 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods presented ending prior to October 31, 1999, were audited by other auditors whose report dated December 21, 1998, expressed an unqualified opinion thereon.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance that the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Bond Fund as of October 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 8, 2000

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31420F103
Cusip 31420F202
Cusip 31420F301
Cusip 31420F400

G01452-02 (12/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

     A1. The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant indicating the components of the corresponding  mountain chart.  The  color-coded  mountain  chart  is a  visual  representation  of  the narrative text above it. The "x" axis reflects  computation periods from 5/20/87 to 10/31/00.  The "y" axis is measured in increments of $10,000  ranging from $0 to  $50,000  and  indicates  that  the  ending  value  of  hypothetical  initial investment of $14,000 in the fund's Class F Shares, assuming the reinvestment of capital  gains and  dividends,  would have grown to  $40,436  (4,664  Shares) on
10/31/00.

     A2. The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant indicating the components of the corresponding  mountain chart.  The  color-coded  mountain  chart  is a  visual  representation  of  the narrative text above it. The "x" axis reflects  computation periods from 5/20/87 to 10/31/00. The "y" axis is measured in increments of $5,000 ranging from $0 to
$25,000 and indicates that the ending value of hypothetical  yearly  investments of $1,000 in the fund's  Class F Shares,  assuming the  reinvestment  of capital gains and dividends would have grown to $24,342 (2,808 Shares) on 10/31/00.

     A3. The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant indicating the components of the corresponding  mountain chart.  The  color-coded  mountain  chart  is a  visual  representation  of  the narrative  text  beneath  it. The "x" axis  reflects  computation  periods  from
10/31/90 to 10/31/00.  The "y" axis is measured in increments of $10,000 ranging from $0 to $60,000 and indicates that the ending value of a hypothetical initial investment  of $20,000 in the fund's  Class F Shares would have grown to $56,157
(6,477 Shares) on 10/31/00.

     A4. The graphic  presentation here displayed  consists of a line graph. The corresponding  components of the line graph are listed  underneath.  The Class A
Shares of  Federated  Bond Fund (the  "Fund")  based on a 4.50% sales charge are represented by a solid line.  The Lipper  Corporate Debt Funds BBB Rated Average
(the "LCDBBB") is represented by a broken line and the Lehman Brothers Corporate
Bond Index (the "LBCBI") is  represented  by a dotted line.  The line graph is a visual  representation  of  a  comparison  of  change  in  value  of  a  $10,000 hypothetical  investment  in the Class A Shares of the Fund,  the LCDBBB and the
LBCBI. The "x" axis reflects  computation periods from 6/28/95 to 10/31/00.  The
"y" axis  reflects the cost of the  investment.  The right  margin  reflects the ending value of the hypothetical  investment in the Fund's Class A Shares, based on a 4.50% sales  charge,  as  compared to the LCDBBB and the LBCBI.  The ending values were  $12,697,  $13,261,  and  $13,916,  respectively.  The legend in the bottom quadrant of the graphic presentation  indicates the Fund's Class A Shares
Average  Annual  Total  Returns  for  the  one-year,   five-year  and  start  of
performance  of the  Fund's  Class A Shares  (6/28/95)  to  10/31/00.  The total returns were (1.82%), 4.08% and 4.57%, respectively.

     A5. The graphic  presentation here displayed  consists of a line graph. The corresponding  components of the line graph are listed  underneath.  The Class B
Shares of Federated Bond Fund (the "Fund") are  represented by a solid line. The
Lipper Corporate Debt Funds BBB Rated Average (the "LCDBBB") is represented by a broken  line and the Lehman  Brothers  Corporate  Bond Index  (the  "LBCBI")  is
represented  by a dotted line.  The line graph is a visual  representation  of a comparison of change in value of a $10,000 hypothetical  investment in the Class
B  Shares  of the  Fund,  the  LCDBBB  and  the  LBCBI.  The "x"  axis  reflects computation periods from 6/28/95 to 10/31/00.  The "y" axis reflects the cost of the investment.  The right margin reflects the ending value of the  hypothetical investment in the Fund's Class B Shares as compared to the LCCBBB and the LBCBI.
The ending values were $12,672, $13,261, and $13,916,  respectively.  The legend in the bottom quadrant of the graphic presentation  indicates the Fund's Class B
Shares Average Annual Total Return for the one-year period,  five-year and start of  performance  of the Fund's Class B Shares  (6/28/95) to 10/31/00.  The total returns were (3.20%), 3.93% and 4.53%, respectively.

     A6. The graphic  presentation here displayed  consists of a line graph. The corresponding  components of the line graph are listed  underneath.  The Class C
Shares of Federated Bond Fund (the "Fund") are  represented by a solid line. The
Lipper Corporate Debt Funds BBB Rated Average (the "LCDBBB") is represented by a broken  line and the Lehman  Brothers  Corporate  Bond Index  (the  "LBCBI")  is
represented  by a dotted line.  The line graph is a visual  representation  of a comparison of change in value of a $10,000 hypothetical  investment in the Class
C  Shares  of the  Fund,  the  LCDBBB  and  the  LBCBI.  The "x"  axis  reflects computation periods from 6/28/95 to 10/31/00.  The "y" axis reflects the cost of the investment.  The right margin reflects the ending value of the  hypothetical investment in the Fund's Class C Shares as compared to the LCCBBB and the LBCBI.
The ending values were $12,762, $13,261, and $13,916,  respectively.  The legend in the bottom quadrant of the graphic presentation  indicates the Fund's Class C
Shares Average Annual Total Return for the one-year period,  five-year and start of  performance  of the Fund's Class C Shares  (6/28/95) to 10/31/00.  The total returns were 1.07%, 4.23% and 4.67%, respectively.

     A7. The graphic  presentation here displayed  consists of a line graph. The corresponding  components of the line graph are listed  underneath.  The Class F
Shares of Federated Bond Fund (the "Fund") are  represented by a solid line. The
Lipper Corporate Debt Funds BBB Rated Average (the "LCDBBB") is represented by a broken  line and the Lehman  Brothers  Corporate  Bond Index  (the  "LBCBI")  is
represented  by a dotted line.  The line graph is a visual  representation  of a comparison of change in value of a $10,000 hypothetical  investment in the Class
F  Shares  of the  Fund,  the  LCDBBB  and  the  LBCBI.  The "x"  axis  reflects computation periods from 10/31/90 to 10/31/00. The "y" axis reflects the cost of the investment.  The right margin reflects the ending value of the  hypothetical investment in the Fund's Class F Shares as compared to the LCCBBB and the LBCBI.
The ending values were $21,093, $22,645, and $28,080,  respectively.  The legend in the bottom quadrant of the graphic presentation  indicates the Fund's Class F
Shares  Average  Annual Total Return for the  one-year,  five-year,  10-year and start of  performance  of the Fund's Class F Shares  (5/20/87) to 10/31/00.  The
total returns were 0.97%, 4.83%, 10.88% and 8.20%, respectively.